Class A: GSCGX  Class B: GSCBX  Class C: GSPCX  Institutional: GSPIX  Service: GSPSX  Class IR: GSPTX  Class R: GSPRX
Before you invest, you may want to review the Goldman Sachs Capital Growth Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide — Common Questions Applicable to the Purchase of Class A Shares” beginning on page 65 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-116 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None	None	None	None	None	None
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)	None	5.00%	1.00%	None	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)[1]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Management Fees	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None	0.50%

Other Expenses	0.24%	0.24%	0.24%	0.09%	0.59%	0.24%	0.24%

Service Fees	None	None	None	None	0.25%	None	None

Shareholder Administration Fees	None	None	None	None	0.25%	None	None

All Other Expenses	0.24%	0.24%	0.24%	0.09%	0.09%	0.24%	0.24%

Total Annual Fund Operating Expenses	1.47%	2.22%	2.22%	1.07%	1.57%	1.22%	1.72%

Fee Waiver and Expense Limitation[2]	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%	(0.33)%

Total Annual Fund Operating Expenses	1.14%	1.89%	1.89%	0.74%	1.24%	0.89%	1.39%

After Fee Waiver and Expense Limitation

[1]	A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Investment Adviser has agreed to (i) waive a portion of its management fees in order to achieve an effective net management fee rate of 0.70% as an annual percentage of the average daily net assets of the Fund, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least December 29, 2012, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2  SUMMARY PROSPECTUS — GOLDMAN SACHS CAPITAL GROWTH FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$660	$959	$1,279	$2,148

Class B Shares

— Assuming complete redemption at end of period	$692	$963	$1,360	$2,339

— Assuming no redemption	$192	$663	$1,160	$2,339

Class C Shares

— Assuming complete redemption at end of period	$292	$663	$1,160	$2,529

— Assuming no redemption	$192	$663	$1,160	$2,529

Institutional Shares	$76	$308	$558	$1,276

Service Shares	$126	$463	$824	$1,839

Class IR Shares	$91	$355	$639	$1,448

Class R Shares	$142	$510	$902	$2,003

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2011 was 58% of the average value of its portfolio.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 90% of its total assets measured at time of purchase (“Total Assets”) in equity investments. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.
The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The Investment Adviser will also consider valuation of companies when determining whether to buy and/or sell securities. The Investment Adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes, or when a company is deemed to be misallocating capital. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

3 SUMMARY PROSPECTUS — GOLDMAN SACHS CAPITAL GROWTH FUND

PERFORMANCE
The bar chart at right and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
AVERAGE ANNUAL TOTAL RETURNS
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect.

For the period ended December 31, 2010	1 Year	5 Years	10 Years	Since Inception

Class A Shares (Inception 4/20/90)

Returns Before Taxes	4.75%	1.02%	-0.82%	8.29%

Returns After Taxes on Distributions	4.75%	0.79%	-0.93%	6.59%

Returns After Taxes on Distributions and Sale of Fund Shares	3.08%	0.81%	-0.72%	6.36%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%	8.44%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	8.87%

Class B Shares (Inception 5/1/96)

Returns Before Taxes	5.02%	1.01%	-0.87%	5.51%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%	5.29%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	6.43%

Class C Shares (Inception 8/15/97)

Returns Before Taxes	9.04%	1.42%	-0.99%	2.99%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%	3.00%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	4.13%

Institutional Shares (Inception 8/15/97)

Returns Before Taxes	11.26%	2.58%	0.15%	4.16%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%	3.00%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	4.13%

Service Shares (Inception 8/15/97)

Returns Before Taxes	10.74%	2.08%	-0.35%	3.65%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%	3.00%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%	4.13%

Class IR Shares (Inception 11/30/07)

Returns Before Taxes	11.12%	N/A	N/A	-1.56%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	N/A	N/A	-0.58%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	N/A	N/A	-2.99%

Class R Shares (Inception 11/30/07)

Returns	10.62%	N/A	N/A	-2.02%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	N/A	N/A	-0.58%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	N/A	N/A	-2.99%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares, and returns for Class R Shares (which are offered exclusively to retirement plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4 SUMMARY PROSPECTUS — GOLDMAN SACHS CAPITAL GROWTH FUND

PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2000; Joseph B. Hudepohl, CFA, Managing Director, has managed the Fund since 2011; and Timothy M. Leahy, CFA, Managing Director, has managed the Fund since 2011.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
EQG1SUM211
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
Class B Shares are generally no longer available for purchase by current or prospective investors.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
PAYMENTS TO BROKER-DEALERS AND
  OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.